Exhibit 99.1

Investor Presentation July 2020

2 Disclosures Forward - Looking Statements This Presentation includes “forward - looking statements” regarding Akerna Corp . ("Akerna") and its wholly - owned subsidiary MJ Freeway LLC ("MJF" and, together with Akerna, the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available . This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein . Forward - looking statements can generally be identified by the use of forward - looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MJF’s plans, strategies, objectives, targets and expected financial performance . These forward - looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MJF and Akerna and their respective officers, employees, agents or associates . Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those vary from forward - looking statements are based . There can be no assurance that the data contained herein is reflective of future performance to any degree . Potential investors are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MJF, Akerna and their respective officers, employees, agents or associates . All information herein speaks only as of (1) the date hereof, in the case of information about MJF and Akerna, or (2) the date of such information, in the case of information from persons other than MJF and Akerna . None of MJF and Akerna undertake any duty to update or revise the information contained herein . Forecasts and estimates regarding MJF’s industry and markets are based on sources that are believed to be reliable or in compliance with an available exemption from the registration requirements of such act . However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part . No Offer or Solicitation This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended or in compliance with an available exemption from the registration requirements of such act . Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms . None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF or Akerna, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information . None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF, Akerna, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . None of MJF, Akerna and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein .

3 The Cannabis Economy Runs on Akerna. We are the technology backbone upon which the cannabis industry is built, enabling compliance, regulation, and taxation.

4 We Own: Mission - Critical Infrastructure We Serve: The Full Supply Chain We Partner, Acquire or Build: Traditional Functionality Compliance BUS ERP API API API Essential Technology Infrastructure For the full cannabis supply chain Cultivation Manufacturing Distribution Retail Consumers Accounting / Finance Regulators Integrations

5 Building the Cannabis Market Leader 2010 MJ Freeway founded and invented seed - to - sale 2019 MJ Freeway goes public and becomes Akerna TODAY The only scaled technology player meeting all client needs poised to accelerate growth Common Shares: 17M Current Market Cap: $142M Last Sale Price: $8.40 per share Avg. Daily Volume: 140K 1st Nasdaq - listed Enterprise Software Company Serving the Cannabis Industry Stock Information

6 Investment Highlights Integration partners feeding expansive ecosystem & inorganic opportunity Global market & increased TAM from recent acquisitions TTM YoY organic, accelerating growth Cash on balance sheet with strong liquidity * #1 In market share with $18B transactions tracked 33% + $ 29M 80 + $ 344B (1) Sources: (1) New Frontier Data *Includes March Reported cash of $14M and $15M debt financing

7 Market Opportunity $300 $415 $521 $644 $810 $1,122 $1,408 $1,740 2018 2019 2020 2021 Chart Title Total Legal Cannabis Market Size (1) $12.2B $16.9B $21.2B $26.2B Akerna’s PF USD$27.5M+ NTM revenue captures only 5% of the addressable market, while our largest competitor captures less than 2% Cannabis Technology Market Size (3) Enterprise Software & IT Services Spend (2) (in $ Millions) Sources: (1) Arcview Market Research, "The State of Legal Marijuana Markets," Spring 2019 (2) On average, companies spend 37% of their total technology spend on enterprise solutions – Gartner, 2017 (3) On average, companies spend 6.64% of their gross revenue on technology solutions – Gartner, 2017

8 Execution Strategy SCALE CAPITAL MARKETS ADVANTAGE ACCELERATING GROWTH ECOSYSTEM STRATEGY AND INORGANIC GROWTH MOAT $

9 Software Infrastructure Built for Expansion Akerna’s primary competition remains spreadsheets; however, consolidation among operators that are also rapidly scaling is accelerating the adoption of technology and the utilization of data - driven decisions. PROFESSIONALIZATION CONSOLIDATION GLOBALIZATION 2 3 4 1 START - UP: THE “LAND GRAB” Technology Adoption Poised to Accelerate We Are Here Expansion opportunities within existing footprint* *Based on regulatory initiatives and existing legal markets in Canada and Internationally Existing Akerna footprint Expansion opportunities* No legal market

10 Scaled Ecosystem Maximizes Wallet Share Point of Sale C2B Payments B2B Marketplace eCommerce Platform Recall Management Patient Management & Telemedicine Data & Analytics Deep Accounting / ERP Integration Consulting Counterfeit Protection 280E Reporting Seed - to - Sale Compliance Tracking Learning Management System

11 360 View Purchases Supply Chain Product Akerna’s strategy leverages data monetization Growers Manufacturers Retailers Distributors Consumers Medical Leverage Unrivaled Data Repository Demographics

12 Inorganic Strategy Technology • Cloud Hosted • API Framework • Micro Services INFASTRUCTURE TARGETS NETWORK EFFECTS Ability to Execute • Public Currency • Integration Roadmap Successfully Implemented + = COMPETITORS NEW TAM PRODUCT BOLT - ONS The technology solution for cannabis operators • Increased wallet share • Increased stickiness • Increased exposure to growing cannabis sales Infrastructure powers our advantage Geography • Compliant in more legal markets than any competitors

13 U.S. Federal Legalization is an Inflection Point FDA Announcement (Nov. 2018) Farm Bill Comes into Law (Dec. 2018) SAFE Act (Pending) Congress ends federal/state conflict (Pending) We expect accelerated adoption of technology solutions with arrival of increased regulations. Passage of the SAFE Act may open up the ability to monetize payments. The existing Federal / State conflict limits competition from traditional competitors, providing Akerna an extended window to extend our lead Resolution of the Federal / State conflict dramatically expands the addressable market and accelerates Akerna’s growth We Win Today: We Win Tomorrow: More states are accelerating cannabis legalization to close budget gaps.

14 Proven Execution 2016 2017 2018 2019 Revenue Growth of the Combined Enterprise ** $ in USD millions * Unaudited ** Annualized figures estimated based on different fiscal year end, includes Akerna, Ample & Trellis proforma $ 21.2 $ 17.1 $ 7.2 $ 2.6 * * 2016 2017 2018 2019 Customer Growth of the Combined Enterprise ** 89 270 500 615

15 Valuation Creation Roadmap Annual Organic Growth 30%+ Gross Margin 65% Adjusted EBITDA Margin 20%+ Clear Leader in One of the World’s Fastest Growing Industries Powerful Network Effects x Largest Footprint in the U.S. & Canada x Public Currency x Strong M&A Pipeline Foundation in Place Where We Are Today Where We Are Going Long - Term Financial Targets:

16 Executive Leadership John Fowle Chief Financial Officer Nina Simosko Chief Commercial Officer Jessica Billingsley Chief Executive Officer Ray Thompson Chief Operating Officer David McCullough Chief Technology Officer

17 Board of Directors Jessica Billingsley Akerna Tahira Rehmatullah T3 Ventures Scott Sozio Head of Corporate Development, Akerna Matt Kane Green Shades Software Mark D. Iwanowski Former CIO Oracle Roger McNamee Senior Strategic Advisor

18 Competitive Advantage First Nasdaq traded cannabis enterprise software company Full supply chain in every legal jurisdiction True platform ecosystem with 80+ integrated products More than 10 years of industry experience with $18B tracked Global operations in North America and 15 other countries Only company with B2B, B2G, and B2C capabilities KERN 2010

19 RECESSION RESILIENT High growth 2026 projected $97.35 billion industry COMPELLING BUSINESS MODEL Strong recurring revenue enables margin expansion with scale MARKET CONSOLIDATION Only platform designed for the entire supply chain ECOSYSTEM ADVANTAGE Technology embedded in client’s business processes and systems creates stickiness PROVEN EXECUTION Highly experienced management team and board of directors CAPITAL MARKETS ADVANTAGE Unique public currency leverage to fuel growth Why Akerna Now

Q&A

CONTACT US www.akerna.com Media Relations D. Nikki Wheeler 303.514.2012 Nikki.Wheeler@akerna.com Investor Relations Jason Assad 678.570.6791 JAssad@akerna.com